Schedule A

                                                       Funds


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Name of Fund                                                 Annual Rate of Average Daily     Effective Date
                                                             Net Assets
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
First Trust Dow Jones Select MicroCap Index(SM) Fund                      0.50%               September 24, 2005
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First Trust Value Line(R) Arithmetic Index Fund                          [0.50%]
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First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                0.30%               March 15, 2006
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First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                      0.40%               April 25, 2006
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First Trust NASDAQ-100-Technology Sector Index(SM) Fund                   0.40%               April 25, 2006
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First Trust US IPO Index Fund                                             0.40%               April 13, 2006
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First Trust Ibbotson Core U.S. Equity Allocation Index Fund              [0.50%]
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First Trust AMEX(R) Biotechnology Index Fund                              0.40%               June 23, 2006
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First Trust DB Strategic Value Index Fund                                 0.50%               July 11, 2006
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First Trust Dow Jones Internet Index(SM) Fund                             0.40%               June 23, 2006
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First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                0.40%               February 14, 2007
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First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund               0.40%               February 14, 2007
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First Trust Value Line(R) Equity Allocation Index Fund                    0.50%               October 13, 2006
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First Trust Value Line(R) Dividend Index Fund                             0.50%               October 13, 2006
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First Trust S&P REIT Index Fund                                           0.30%               May 4, 2007
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First Trust ISE-Revere Natural Gas Index Fund                             0.40%               May 7, 2007
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First Trust ISE Water Index Fund                                          0.40%               May 7, 2007
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First Trust ISE Chindia Index Fund                                        0.40%               May 7, 2007
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First Trust Value Line(R) 100 Exchange-Traded Fund                        0.50%               March 21, 2007
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First Trust NASDAQ(R) ABA(R) Community Bank Index Fund                    0.40%               June 25, 2009
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